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                                                   As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                                        Registraion No. 33-85014
                                                                       811-08810

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT

                                SUPPLEMENT TO THE
                            POLARIS VARIABLE ANNUITY
                          PROSPECTUS DATED MAY 1, 2002

The third paragraph under the heading PURCHASING A POLARIS VARIABLE ANNUITY on page 8 is replaced with the following:

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by First SunAmerica to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time.

Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.

Date:    September 9,  2002





                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS